JPMorgan New York Tax Free Bond Fund
Schedule of Portfolio Investments as of November 30, 2025
(Unaudited)
THE “UNAUDITED MUTUAL FUNDS HOLDINGS” LIST (“the
List”) IS TO BE USED FOR REPORTING PURPOSES ONLY. IT IS
NOT TO BE REPRODUCED FOR USE AS ADVERTISING OR
SALES LITERATURE WITH THE GENERAL PUBLIC. The list is
submitted for the general information of the shareholders of the Fund.
It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus. The list has been created from the books and records of the Fund. Holdings are available 60 days after the fund’s fiscal quarter, using a trade date accounting convention, by contacting the appropriate service center.
The list is subject to change without notice. The list is for informational purposes only and is not intended as an offer or solicitation with respect to the purchase or sale of any security.

JPMorgan Asset Management is the marketing name for the asset management business of J.P. Morgan Chase & Co.
J.P. Morgan Distribution Services, Inc., member FINRA.
© J.P. Morgan Chase & Co., 2025.

JPMorgan New York Tax Free Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2025 (Unaudited)

INVESTMENTS	Principal Amount ($000)	Value ($000)
Municipal Bonds—94.5% (a)
Alabama—1.3%
Utility—1.3%
Black Belt Energy Gas District, Gas Project Series 2024D, Rev., 5.00%, 11/1/2034 (b)	2,750	2,983
Lower Alabama Gas District (The), Gas Project Series 2025A, Rev., 5.00%, 12/1/2033	1,500	1,581
Southeast Alabama Gas Supply District (The), Project No. 2 Series 2024B, Rev., 5.00%, 5/1/2032 (b)	1,000	1,073
		5,637
California—0.9%
Other Revenue—0.1%
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Series 2021B-2, Rev., Zero Coupon, 6/1/2066	3,650	392
Transportation—0.5%
California Infrastructure and Economic Development Bank, Brightline West Passenger Rail Project Series 2025 B, Rev., 12.00%, 11/2/2026 ‡ (b)	2,740	2,192
Utility—0.3%
California Community Choice Financing Authority, Clean Energy Project Series 2025F, Rev., 5.00%, 11/1/2033	1,000	1,095
Total California		3,679
Florida—0.0% ^
Transportation—0.0% ^
Florida Development Finance Corp., Brightline Florida Passenger Rail Project , Rev., AMT, 5.50%, 7/1/2053	250	207
Georgia—1.8%
Utility—1.8%
Main Street Natural Gas, Inc., Gas Supply
Series 2021C, Rev., 4.00%, 12/1/2028 (b)	2,750	2,804
Series 2024D, Rev., 5.00%, 4/1/2031 (b)	2,000	2,159
Series 2024A, Rev., 5.00%, 9/1/2031 (b)	2,360	2,540
		7,503
Guam—0.3%
Other Revenue—0.3%
Territory of Guam Series 2025G, Rev., 5.00%, 1/1/2036	1,250	1,374
Illinois—0.5%
General Obligation—0.5%
Chicago Board of Education Series 2016A, GO, 7.00%, 12/1/2025	1,950	1,950
Kentucky—0.6%
Utility—0.6%
Kentucky Public Energy Authority, Gas Supply
Series 2024A, Rev., 5.00%, 7/1/2030 (b)	1,500	1,592
Series 2025B, Rev., 5.00%, 12/1/2033	1,000	1,046
		2,638
New York—85.8%
Education—6.9%
Build NYC Resource Corp., Bay Ridge Preparatory School Project Series 2024, Rev., 5.00%, 9/1/2044 (c)	1,270	1,225
Build NYC Resource Corp., ERE425 LLC ZETA Charter Schools, Inc. Project Series 2025A, Rev., 5.13%, 10/15/2045 (c)	1,000	991
Build NYC Resource Corp., Success Academy Charter School Project Series 2025, Rev., 5.00%, 9/1/2033	1,000	1,094
Clinton County Capital Resource Corp., CVCES Boces Project Series 2025, Rev., 5.00%, 7/1/2046 (c)	750	778
Madison County Capital Resource Corp., Colgate University Refunding Project , Rev., 5.00%, 7/1/2041	1,150	1,286

JPMorgan New York Tax Free Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2025 (Unaudited) (continued)
INVESTMENTS	Principal Amount ($000)	Value ($000)
Municipal Bonds — continued
New York — continued
Education — continued
Monroe County Industrial Development Corp., Eugenio Maria De Hostos Charter School Project Series 2024A, Rev., 5.00%, 7/1/2044 (c)	1,320	1,255
New York State Dormitory Authority, Brooklyn Law School Series 2019A, Rev., 5.00%, 7/1/2033	2,400	2,509
New York State Dormitory Authority, Court Facilities Lease Series 2005A, Rev., AMBAC, 5.50%, 5/15/2026	5,000	5,065
New York State Dormitory Authority, Orchard Park CCRC, Inc. Obligate Series 2025A, Rev., 5.13%, 11/15/2050	1,850	1,864
New York State Dormitory Authority, Pace University Series 2024A, Rev., 5.25%, 5/1/2035	1,000	1,114
New York State Dormitory Authority, Rockland Boces Issue , Rev., 4.25%, 8/15/2050	2,000	1,941
New York State Dormitory Authority, School Districts Financing Program Series 2025A, Rev., A.G., 5.00%, 10/1/2036	2,110	2,429
New York State Dormitory Authority, State Supported Debt University Facilities Series 2020A, Rev., 4.00%, 7/1/2050	2,000	1,808
New York State Dormitory Authority, The New School Series 2025A, Rev., 4.25%, 7/1/2050	1,500	1,393
Onondaga Civic Development Corp., Syracuse University Project , Rev., 4.50%, 12/1/2050	2,000	1,985
Saratoga County Capital Resource Corp., WSWHE Boces Project
Rev., 5.00%, 7/1/2033	470	541
Rev., 5.00%, 7/1/2034	300	349
Westchester County Local Development Corp., Purchase Senior Learning Community, Inc., Project Series 2021A, Rev., 5.00%, 7/1/2046 (c)	2,000	1,861
		29,488
General Obligation—14.7%
Chappaqua Central School District , GO, 4.00%, 7/15/2039	1,015	1,058
City of Jamestown , GO, BAN, 4.25%, 5/15/2026	5,670	5,703
City of New York, Fiscal Year 2008 Series 2008L-4, GO, VRDO, 2.90%, 12/1/2025 (b)	2,000	2,000
City of New York, Fiscal Year 2022 Series 2022D, Subseries D-1, GO, 5.25%, 5/1/2039	1,500	1,654
City of New York, Fiscal Year 2023 Series 2023A, Subseries A-4, GO, VRDO, 2.85%, 12/1/2025 (b)	935	935
City of New York, Fiscal Year 2024 Series 2024A, GO, 5.00%, 8/1/2045	3,850	4,022
City of New York, Fiscal Year 2025
Series 2025G, Subseries G-1, GO, 5.00%, 2/1/2042	1,000	1,082
Series 2025G, Subseries G-1, GO, 5.25%, 2/1/2050	1,000	1,055
City of Yonkers
Series 2024A, GO, A.G., 5.00%, 2/15/2041	1,000	1,091
Series 2024B, GO, A.G., 5.00%, 2/15/2041	1,000	1,091
Series 2024A, GO, A.G., 5.00%, 2/15/2042	1,505	1,632
Series 2024B, GO, A.G., 5.00%, 2/15/2042	1,000	1,084
County of Albany Series 2022A, GO, 4.00%, 6/1/2036	1,080	1,124
County of Erie, Buffalo Bills Stadium Project
Series 2024B, GO, 4.00%, 9/15/2047	1,360	1,330
Series 2024B, GO, 5.25%, 9/15/2048	1,500	1,626
County of Nassau
Series 2021A, GO, A.G., 4.00%, 4/1/2036	2,000	2,081
Series 2022A, GO, 4.25%, 4/1/2052	2,000	1,933
County of Nassau, General Improvement Series 2023A, GO, A.G., 4.00%, 4/1/2042	1,500	1,500
County of Onondaga
Series 2022, GO, 4.00%, 6/15/2037	2,000	2,082
Series 2024, GO, 4.00%, 8/1/2043	1,565	1,571
County of Suffolk Series 2017D, GO, 4.00%, 10/15/2028	3,375	3,455
State of New York Series 2023A, GO, 5.00%, 3/15/2041	1,000	1,107
Town of Clarkstown Series 2023, GO, 4.00%, 11/15/2039	990	1,013

JPMorgan New York Tax Free Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2025 (Unaudited) (continued)
INVESTMENTS	Principal Amount ($000)	Value ($000)
Municipal Bonds — continued
New York — continued
General Obligation — continued
Town of Hempstead
Series 2025A, GO, 4.00%, 6/1/2041	2,000	2,051
GO, 4.00%, 5/1/2043	1,725	1,732
Town of Huntington, Public Improvement Series 2022A, GO, 4.00%, 6/15/2037	1,385	1,417
Town of Irondequoit Series 2025B, GO, BAN, 4.00%, 12/11/2026 (d)	2,000	2,025
Town of Oyster Bay , GO, BAN, 4.00%, 8/21/2026	6,000	6,062
Town of Webster , GO, BAN, 4.00%, 8/25/2026	4,000	4,041
Uniondale Union Free School District
GO, 4.00%, 1/15/2038	2,000	2,076
GO, 4.00%, 1/15/2041	2,000	2,031
		62,664
Hospital—6.3%
Albany Capital Resource Corp., Medical Center Hospital Series 2025A, Rev., 5.25%, 5/1/2050	2,000	2,101
Build NYC Resource Corp., Urban Resource Institute Project Series 2025A, Rev., 5.00%, 12/1/2041	1,000	1,084
Dutchess County Local Development Corp., Health Quest System, Inc., Project Series 2016 B, Rev., 5.00%, 7/1/2046	1,250	1,240
Genesee County Funding Corp. (The), Rochester Regional Health Energy Projects Series 2025A, Rev., 5.25%, 12/1/2050	1,000	1,029
New York City Health and Hospitals Corp., Health System Series 2025A, Rev., 5.00%, 2/15/2035	3,500	4,092
New York State Dormitory Authority, Memorial Sloan Kettering Cancer Center
Series 2025 2-B, Rev., 5.00%, 7/1/2032 (b)	1,000	1,119
Series 2025 1, Rev., 5.00%, 7/1/2035	1,655	1,977
Series 2022 1-B, Rev., 4.00%, 7/1/2051	1,300	1,193
Series 2025 1, Rev., 5.25%, 7/1/2054	515	554
New York State Dormitory Authority, Mount Sinai Obligated Group , Rev., 5.00%, 7/1/2045	2,000	2,031
New York State Dormitory Authority, Northwell Health Obligated Group
Series 2025A, Rev., 5.00%, 5/1/2035	1,000	1,129
Series 2022A, Rev., 4.25%, 5/1/2052	1,595	1,495
Series 2022A, Rev., 5.00%, 5/1/2052	2,000	2,016
New York State Dormitory Authority, Rosewell Park Cancer Institute Obligated Group
Series 2025A, Rev., A.G., 5.25%, 7/1/2043	500	548
Series 2025A, Rev., A.G., 5.50%, 7/1/2050	1,250	1,362
New York State Dormitory Authority, White Plains Hospital , Rev., A.G., 5.50%, 10/1/2054	2,000	2,149
Oneida County Local Development Corp., Mohawk Valley Health System Project Series 2019A, Rev., A.G., 4.00%, 12/1/2049	1,785	1,639
		26,758
Housing—4.4%
New York City Housing Development Corp. Series 2025A, Rev., FHLMC COLL, 5.20%, 2/1/2055	1,170	1,199
New York City Housing Development Corp., Multi-Family Mortgage, 8 Spruce Street Project , Rev., 5.25%, 12/15/2031	3,900	4,016
New York State Housing Finance Agency, 160 Madison Avenue LLC Series 2013A, Rev., VRDO, 2.90%, 12/1/2025 (b)	4,225	4,225
New York State Housing Finance Agency, 160 West 62nd Street Housing Series 2011A-2, Rev., FHLMC COLL, 3.60%, 4/1/2032 (b)	2,000	2,029
Onondaga County Trust for Cultural Resources, Abby Lane Housing Corp. Series 2017, Rev., 5.00%, 5/1/2040	1,000	1,008

JPMorgan New York Tax Free Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2025 (Unaudited) (continued)
INVESTMENTS	Principal Amount ($000)	Value ($000)
Municipal Bonds — continued
New York — continued
Housing — continued
State of New York Mortgage Agency Homeowner Mortgage
Series 227, Rev., 3.25%, 10/1/2050	2,000	1,984
Series 273, Rev., 6.00%, 10/1/2055 (d)	3,850	4,292
		18,753
Industrial Development Revenue/Pollution Control Revenue—1.8%
New York City Industrial Development Agency, Queens Baseball Stadium Project Series 2021A, Rev., A.G., 5.00%, 1/1/2031	1,250	1,375
New York City Industrial Development Agency, Yankee Stadium Project Series 2020A, Rev., A.G., 5.00%, 3/1/2029	2,500	2,671
New York Liberty Development Corp., Goldman Sachs Headquarters LLC Series 2005, Rev., 5.25%, 10/1/2035	1,260	1,477
New York State Environmental Facilities Corp., State Revolving Funds, Master Financing Program Series 2021B, Rev., 4.00%, 8/15/2039	1,380	1,415
New York State Environmental Facilities Corp.,Solid Waste Disposal, Waste Management, Inc. Project , Rev., AMT, 3.40%, 2/2/2026 (b)	750	750
		7,688
Other Revenue—21.5%
Battery Park City Authority
Series 2019D-1, Rev., VRDO, 2.78%, 12/1/2025 (b)	13,600	13,600
Series 2019B, Rev., 5.00%, 11/1/2040	2,000	2,127
Series 2023A, Rev., 5.00%, 11/1/2053	1,335	1,407
Build NYC Resource Corp., The Young Men's and Women's Hebrew Association Project
Series 2024, Rev., 5.00%, 12/1/2027	1,000	1,042
Series 2024, Rev., 5.00%, 12/1/2032	3,620	4,090
Chautauqua Tobacco Asset Securitization Corp. Series 2014, Rev., 5.00%, 6/1/2048	3,200	2,506
New York City Transitional Finance Authority Building Aid Series 2026, S-1, Rev., 5.00%, 7/15/2037	1,000	1,158
New York City Transitional Finance Authority Future Tax Secured Fiscal Year 2026 Series 2026B, Rev., 5.00%, 5/1/2042	2,500	2,725
New York City Transitional Finance Authority, Building Aid, Fiscal Year 2019
Series 2019S-2A, Rev., 5.00%, 7/15/2034	2,000	2,105
Series 2019S-3A, Rev., 5.00%, 7/15/2034	4,000	4,209
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2011 Series 2011A-4, Rev., VRDO, 2.85%, 12/1/2025 (b)	2,000	2,000
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2017 Series 2017E1, Rev., 5.00%, 2/1/2035	2,000	2,045
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2019 Series 2019C-4, Rev., VRDO, 2.85%, 12/1/2025 (b)	1,100	1,100
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2022 Series 2022F, Subseries F-1, Rev., 4.00%, 2/1/2038	2,000	2,036
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2023 Series 2023F, Rev., 5.00%, 2/1/2042	2,000	2,137
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2024
Series 2024B, Rev., 5.00%, 5/1/2042	1,000	1,075
Series 2024F, Subseries F-1, Rev., 4.25%, 2/1/2054	1,000	952
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2025 Series 2025D, Rev., 5.00%, 5/1/2044	1,000	1,060
New York City Transitional Finance Authority, Future Tax Secured, Subordinate, Fiscal Year 2019 Series B-1, Rev., 5.00%, 8/1/2034	1,535	1,618
New York City Transitional Finance Authority, Future Tax Secured, Subordinate, Fiscal Year 2025 Series 2025J, Subseries J-1, Rev., 5.50%, 5/1/2053	2,000	2,166
New York Convention Center Development Corp., Hotel Unit Fee Secured , Rev., 5.00%, 11/15/2045	2,170	2,170
New York Convention Center Development Corp., Senior Lien, Hotel Unit Fee Secured Series A, Rev., Zero Coupon, 11/15/2047	1,600	581

JPMorgan New York Tax Free Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2025 (Unaudited) (continued)
INVESTMENTS	Principal Amount ($000)	Value ($000)
Municipal Bonds — continued
New York — continued
Other Revenue — continued
New York Convention Center Development Corp., Subordinate Lien, Hotel Unit Fee Secured Series B, Rev., Zero Coupon, 11/15/2033	4,090	3,061
New York Liberty Development Corp. Series 1WTC-2021, Rev., 4.00%, 2/15/2043	2,500	2,434
New York Liberty Development Corp., World Trade Centre , Rev., 5.00%, 11/15/2044 (c)	1,000	1,000
New York State Dormitory Authority, Sales Tax Series 2025A, Rev., 4.25%, 3/15/2048	1,500	1,468
New York State Dormitory Authority, State Sales Tax
Series 2016A, Rev., 5.00%, 3/15/2031	2,000	2,037
Series 2018E-2, Rev., 5.00%, 3/15/2033	2,000	2,123
Series 2017A, Rev., 5.00%, 3/15/2034	2,000	2,056
Series 2023A-1, Rev., 4.00%, 3/15/2043	1,110	1,089
State of New York Mortgage Agency Homeowner Mortgage Series 207, Rev., VRDO, 2.75%, 12/10/2025 (b)	8,000	8,000
Suffolk Regional Off-Track Betting Corp. Series 2024, Rev., 5.75%, 12/1/2044	1,000	1,017
Suffolk Tobacco Asset Securitization Corp.
Series 2021A-2, Rev., 5.00%, 6/1/2029	2,250	2,395
Series 2021B-2, Rev., Zero Coupon, 6/1/2066	7,000	629
TSASC, Inc.
Series A, Rev., 5.00%, 6/1/2035	2,000	2,032
Series A, Rev., 5.00%, 6/1/2036	2,000	2,027
Series B, Rev., 5.00%, 6/1/2048	2,350	2,067
Westchester County Local Development Corp., Kendal on Hudson Project Series 2022B, Rev., 5.00%, 1/1/2032	240	254
Westchester Tobacco Asset Securitization Corp., Tobacco Settlement
Series B, Rev., 5.00%, 6/1/2033	1,775	1,812
Series B, Rev., 5.00%, 6/1/2034	2,000	2,038
		91,448
Special Tax—4.3%
Empire State Development Corp., State Personal Income Tax, General Purpose
Series 2020C, Rev., 4.00%, 3/15/2037	1,000	1,016
Series 2020A, Rev., 4.00%, 3/15/2040	3,000	3,010
Series 2020E, Rev., 4.00%, 3/15/2045	1,500	1,413
Empire State Development Corp., State Sales Tax Series 2021A, Rev., 4.00%, 3/15/2044	5,000	4,770
New York State Dormitory Authority, State Personal Income Tax, General Purpose Series 2020A, Rev., 4.00%, 3/15/2047	1,700	1,573
New York State Housing Finance Agency, State Personal Income Tax
Series 2024B-2, Rev., 3.30%, 12/15/2028 (b)	1,500	1,501
Series 2024C, Rev., 4.55%, 12/15/2054	1,000	987
New York State Thruway Authority, Personal Income Tax
Series 2021A-1, Rev., 4.00%, 3/15/2038	1,500	1,525
Series 2021A-1, Rev., 4.00%, 3/15/2042	2,500	2,467
		18,262
Transportation—14.6%
Hudson Yards Infrastructure Corp., Second Indenture
Series 2017A, Rev., 5.00%, 2/15/2031	1,585	1,630
Series 2017A, Rev., 5.00%, 2/15/2037	2,500	2,557
Series 2017A, Rev., 5.00%, 2/15/2038	2,125	2,172
Series 2022A, Rev., 4.00%, 2/15/2040	1,730	1,761
Series 2022A, Rev., 4.00%, 2/15/2043	2,100	2,091

JPMorgan New York Tax Free Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2025 (Unaudited) (continued)
INVESTMENTS	Principal Amount ($000)	Value ($000)
Municipal Bonds — continued
New York — continued
Transportation — continued
Metropolitan Transportation Authority
Series 2024A, Rev., 5.00%, 11/15/2040	1,000	1,082
Series 2024B, Rev., 5.00%, 11/15/2041	3,000	3,236
Series 2020C-1, Rev., 5.25%, 11/15/2055	2,200	2,263
Metropolitan Transportation Authority Dedicated Tax Fund
Series 2012A, Rev., Zero Coupon, 11/15/2030	4,000	3,451
Series 2016A, Rev., 5.25%, 11/15/2034	1,020	1,040
New York State Thruway Authority
Series L, Rev., 5.00%, 1/1/2032	2,250	2,361
Series N, Rev., 4.00%, 1/1/2041	2,500	2,506
New York Transportation Development Corp., Delta Air Lines, Inc., LaGuardia Airport Terminals C&D Redevelopment Project
Series 2018, Rev., AMT, 5.00%, 1/1/2026	4,000	4,005
Series 2018, Rev., AMT, 5.00%, 1/1/2031	2,155	2,223
Series 2018, Rev., AMT, 4.00%, 1/1/2036	2,315	2,254
New York Transportation Development Corp., JFK International Airport New Terminal One Project Series 2024A, Rev., AMT, A.G., 5.25%, 12/31/2054	1,000	1,017
New York Transportation Development Corp., John F. Kennedy International Airport New Terminal One Project
Rev., AMT, 3.00%, 8/1/2031	2,000	1,896
Rev., AMT, A.G., 6.00%, 6/30/2045	1,000	1,100
Rev., AMT, 5.50%, 6/30/2054	1,500	1,521
Series 2024B, Rev., AMT, A.G., 0.0%, 12/31/2054	2,000	1,305
Port Authority of New York and New Jersey, Consolidated
Series 221, Rev., AMT, 4.00%, 7/15/2039	1,355	1,356
Series 244, Rev., 5.00%, 7/15/2042	2,000	2,192
Series 248, Rev., 5.00%, 1/15/2050	2,000	2,120
Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels
Series 2013A, Rev., Zero Coupon, 11/15/2032	3,000	2,406
Series B, Rev., 5.00%, 11/15/2033	1,500	1,548
Series 2023A, Rev., 4.00%, 11/15/2037	1,600	1,659
Series 2022A, Rev., 4.00%, 5/15/2041	2,040	2,040
Series 2019C, Rev., 4.00%, 11/15/2042	1,375	1,360
Series 2025L-2, Rev., 5.00%, 11/15/2043	1,250	1,364
Series 2020A, Rev., 5.00%, 11/15/2054	1,500	1,540
Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels, TBTA Capital Lockbox
Series 2025A, Rev., 5.25%, 12/1/2054	2,000	2,119
Series 2023A, Rev., 4.25%, 5/15/2058	1,000	943
		62,118
Utility—6.3%
Long Island Power Authority, Electric System
Series 2024B, Rev., 3.00%, 9/1/2029 (b)	3,500	3,559
Series 2019A, Rev., 4.00%, 9/1/2034	2,725	2,774
Series 2018, Rev., 5.00%, 9/1/2035	2,000	2,116
Series 2021A, Rev., 4.00%, 9/1/2041	2,030	2,047
New York Power Authority
Series 2024A, Rev., 5.00%, 11/15/2041	1,500	1,667
Series 2020A, Rev., 4.00%, 11/15/2045	3,000	2,866

JPMorgan New York Tax Free Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2025 (Unaudited) (continued)
INVESTMENTS	Principal Amount ($000)	Value ($000)
Municipal Bonds — continued
New York — continued
Utility — continued
New York Power Authority, Green Transmission Project Series 2022A, Rev., A.G., 5.00%, 11/15/2035	840	942
New York State Energy Research and Development Authority, Rochester Gas and Electric Corp., Project
Series 2004B, Rev., AMT, 4.00%, 5/15/2032	1,000	1,022
Series 1997B, Rev., 3.80%, 8/1/2032	4,000	4,125
Utility Debt Securitization Authority Series 2016A, Rev., 5.00%, 12/15/2034	3,250	3,283
Utility Debt Securitization Authority, Restructuring Bond Series 2016B, Rev., 5.00%, 12/15/2035	2,450	2,473
		26,874
Water & Sewer—5.0%
New York City Municipal Water Finance Authority, Second General Resolution Series 2025BB, Rev., 5.00%, 6/15/2048	1,000	1,050
New York City Municipal Water Finance Authority, Second General Resolution, Fiscal Year 2025
Series 2025DD, Rev., 5.50%, 6/15/2039	1,000	1,189
Series 2025CC, Rev., 5.00%, 6/15/2046	2,000	2,114
New York City Municipal Water Finance Authority, Second General Resolution, Fiscal Year 2026 Series 2026, Subseries AA-1, Rev., 5.00%, 6/15/2044	1,000	1,081
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2018 Series 2018CC-1, Rev., 4.00%, 6/15/2037	1,150	1,152
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2020
Series 2020CC-1, Rev., 4.00%, 6/15/2041	2,000	1,985
Subseries 202DD-3, Rev., 4.00%, 6/15/2042	2,500	2,475
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2025 Series 2025AA, Subseries AA-1, Rev., 5.25%, 6/15/2053	1,000	1,060
New York City Water and Sewer System, Second General Resolution Series BB 1B, Rev., VRDO, 2.90%, 12/1/2025 (b)	6,000	6,000
New York State Environmental Facilities Corp., State Clean Water and Drinking Water Revolving Funds, Municipal Water Finance Authority Projects - Second Resolution
Series 2017E, Rev., 5.00%, 6/15/2038	1,240	1,277
Series 2025C, Rev., 5.00%, 6/15/2050	1,000	1,073
Series 2024A, Rev., 5.25%, 6/15/2053	1,000	1,083
		21,539
Total New York		365,592
North Carolina—0.2%
Housing—0.2%
North Carolina Housing Finance Agency, Homeownership-1998 Trust Series 55-C, Rev., GNMA / FNMA / FHLMC, 3.20%, 1/15/2026 (b)	1,000	1,000
Ohio—0.7%
Other Revenue—0.5%
Buckeye Tobacco Settlement Financing Authority
Series 2020B-2, Rev., 5.00%, 6/1/2055	1,750	1,473
Series 2020B-3, Rev., Zero Coupon, 6/1/2057	6,130	537
		2,010
Transportation—0.2%
Jefferson County Port Authority, JSW Steel USA Ohio, Inc., Project Series 2023, Rev., 5.00%, 12/1/2028 (b) (c)	1,000	1,025
Total Ohio		3,035

JPMorgan New York Tax Free Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2025 (Unaudited) (continued)
INVESTMENTS	Principal Amount ($000)	Value ($000)
Municipal Bonds — continued
Pennsylvania—0.3%
Housing—0.3%
Pennsylvania Housing Finance Agency, Single Family Mortgage Series 2024-146A, Rev., 6.25%, 10/1/2054	980	1,072
Puerto Rico—1.7%
General Obligation—0.5%
Commonwealth of Puerto Rico Series 2022A-1, GO, 5.63%, 7/1/2027	2,000	2,045
Other Revenue—1.2%
Children's Trust Fund, Tobacco Settlement Asset-Backed Series 2005A, Rev., Zero Coupon, 5/15/2050	3,750	772
Puerto Rico Sales Tax Financing Corp. Sales Tax
Series A-1, Rev., Zero Coupon, 7/1/2046	4,500	1,527
Series A-1, Rev., 5.00%, 7/1/2058	2,800	2,723
		5,022
Total Puerto Rico		7,067
Texas—0.4%
Utility—0.4%
Texas Municipal Gas Acquisition and Supply Corp. V, Gas Supply Series 2024, Rev., 5.00%, 1/1/2034 (b)	1,500	1,654
Total Municipal Bonds (Cost $397,405)		402,408
	Shares (000)
Short-Term Investments—6.1%
Investment Companies—6.1%
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 2.71% (e) (f)(Cost $25,905)	25,903	25,905
	No. of Contracts
Options Purchased — 0.0% ^
Call Options Purchased — 0.0% ^
U.S. Treasury 30 Year Bond
1/23/2026 at USD 130.00, American Style
Notional Amount: USD 100,000
Counterparty: Exchange-Traded *	1,000	47
1/23/2026 at USD 140.00, American Style
Notional Amount: USD 100,000
Counterparty: Exchange-Traded *	1,000	11
Total Options Purchased (Cost $219)		58
Total Investments—100.6% (Cost $423,529)		428,371
Liabilities in Excess of Other Assets—(0.6)%		(2,448)
Net Assets—100.0%		425,923

Percentages indicated are based on net assets.

Abbreviations
A.G.	Insured by Assured Guaranty Inc.

JPMorgan New York Tax Free Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2025 (Unaudited) (continued)
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
CCRC	Congregate Care Retirement Center
COLL	Collateral
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
MTA	Metropolitan Transportation Authority
Rev.	Revenue
USD	United States Dollar
VRDO	Variable Rate Demand Obligation

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)
Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of November 30, 2025.

(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(e)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(f)	The rate shown is the current yield as of November 30, 2025.
Futures contracts outstanding as of November 30, 2025 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 10 Year Note	75	03/20/2026	USD	8,501	19
U.S. Treasury Long Bond	34	03/20/2026	USD	3,993	24
					43
Short Contracts
U.S. Treasury 10 Year Ultra Note	(25)	03/20/2026	USD	(2,905)	(11)
U.S. Treasury Ultra Bond	(13)	03/20/2026	USD	(1,572)	(12)
					(23)
					20

Abbreviations
USD	United States Dollar
Written Call Options Contracts as of November 30, 2025 (amounts in thousands, except number of contracts):

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
U.S. Treasury 30 Year Bond	Exchange-Traded	2,000.00	USD 200,000	USD 135.00	1/23/2026	(47)
Total Written Options Contracts (Premiums Received $ (156))						(47)

Abbreviations
USD	United States Dollar

JPMorgan New York Tax Free Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2025 (Unaudited) (continued)
(Dollar values in thousands)
A. Valuation of Investments— Investments are valued in accordance with U.S. generally accepted accounting principles (“GAAP”) and the Fund's valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the Investment Company Act of 1940, the Board is required to determine fair value for securities that do not have readily available market quotations. Under Securities and Exchange Commission Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Fund on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Fund. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
A market-based approach is primarily used to value the Fund's investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”), or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s net asset values ("NAV") per share as of the report date.
Futures contracts and options are generally valued on the basis of available market quotations.
See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Fund at November 30, 2025.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Fund's investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

JPMorgan New York Tax Free Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2025 (Unaudited) (continued)
(Dollar values in thousands)
The following table represents each valuation input as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant observable inputs	Total
Investments in Securities
Municipal Bonds
Alabama	$—	$5,637	$—	$5,637
California	—	1,487	2,192	3,679
Florida	—	207	—	207
Georgia	—	7,503	—	7,503
Guam	—	1,374	—	1,374
Illinois	—	1,950	—	1,950
Kentucky	—	2,638	—	2,638
New York	—	365,592	—	365,592
North Carolina	—	1,000	—	1,000
Ohio	—	3,035	—	3,035
Pennsylvania	—	1,072	—	1,072
Puerto Rico	—	7,067	—	7,067
Texas	—	1,654	—	1,654
Total Municipal Bonds	—	400,216	2,192	402,408
Options Purchased	58	—	—	58
Short-Term Investments
Investment Companies	25,905	—	—	25,905
Total Investments in Securities	$25,963	$400,216	$2,192	$428,371
Appreciation in Other Financial Instruments
Futures Contracts	$43	$—	$—	$43
Depreciation in Other Financial Instruments
Futures Contracts	$(23)	$—	$—	$(23)
Options Written
Call Options Written	(47)	—	—	(47)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(27)	$—	$—	$(27)
The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:
	Balance as of February 28, 2025	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of November 30, 2025
Investments in Securities:
Municipal Bonds	$—	$—	$(328)	$1	$2,519	$—	$—	$—	$2,192

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at November 30, 2025, which were valued using significant unobservable inputs (level 3) amounted to $(328).
There were no significant transfers into or out of level 3 for the period ended November 30, 2025.
The significant unobservable inputs used in the fair value measurement of the Fund's investments are listed below. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the

JPMorgan New York Tax Free Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2025 (Unaudited) (continued)
(Dollar values in thousands)
fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, yield and default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.
Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at November 30, 2025	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$2,192	Terms of Restructuring	Expected Recovery	80.00% (80.00%)

Municipal Bonds	2,192
Total	$2,192

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
B. Investment Transactions with Affiliates— The Fund invested in an Underlying Fund advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. The Fund assumes the issuer listed in the table below to be an affiliated issuer. The Underlying Fund's distributions may be reinvested into such Underlying Fund. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the period ended November 30, 2025
Security Description	Value at February 28, 2025	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at November 30, 2025	Shares at November 30, 2025	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 2.71% (a) (b)	$20,688	$165,387	$160,170	$— (c)	$—	$25,905	25,903	$440	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of November 30, 2025.
(c)	Amount rounds to less than one thousand.
C. Derivatives— The Fund used derivative instruments including options, futures contracts, forward foreign currency exchange contracts and swaps, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.
The Fund may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund's risk of loss associated with these instruments may exceed their value.
The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund's ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund's net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.
Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Fund.
Notes (1) — (2) below describe the various derivatives used by the Fund.

JPMorgan New York Tax Free Bond Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2025 (Unaudited) (continued)
(Dollar values in thousands)
(1). Options — The Fund purchased and/or sold (“wrote”) put and call options on various instruments including currencies, futures, securities, options on indices and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.
Options Purchased — Premiums paid by the Fund for options purchased are included as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as unrealized appreciation or depreciation. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.
Options Written — Premiums received by the Fund for options written are adjusted daily to reflect the current market value of the option written and the change in market value is recorded as unrealized appreciation or depreciation. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.
Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subjects the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.
The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.
The Fund's exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions). The Fund's over-the-counter (“OTC”) options are subject to master netting agreements.
The Fund may be required to post or receive collateral for OTC options. Cash collateral posted by the Fund is considered restricted.
(2). Futures Contracts— The Fund used currency, index, interest rate, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to positive and negative price fluctuation or a particular countries or regions. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio. The Fund used commodity futures contracts to obtain long and short exposure to the underlying commodities markets. The purchase of futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument. The sales of futures contracts will tend to offset both positive and negative market price changes.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on futures contracts. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted.
The Fund may be exposed to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subject the Fund to risk of loss up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Fund's futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).